UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

ENDEAVOR URANIUM, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENDEAVOR URANIUM, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 15, 2008

TO OUR SHAREHOLDERS:

Notice is hereby given that the 2008 Annual Meeting of Endeavor Uranium, Inc. (the “Company”) will be held at the offices of SteadyLaw Group, LLP, our attorneys, located at 501 W. Broadway, Suite 800, San Diego, CA 92101, at 11 a.m. Pacific Time on November 15, 2008, for the following purposes:

1.

The election of one (1) Director for a term of one (1) year.  The election of Jennifer Karlovsky, as the sole Director of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly appointed and qualified.

2.

The ratification of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years 2008 and 2009.

3.

To amend and restate the Company’s Articles of Incorporation in their entirety, including changing the name of the Company to Endeavor Power Corp.

4.

To amend and restate the Company’s Bylaws in their entirety.

5.

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors has fixed the close of business on October 10, 2008, as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the meeting and any adjournment thereof.  Only shareholders of record, and holders of shares in street name as represented by a bank statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice and to vote at this meeting or any postponements or adjournments.  A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder, for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the meeting, at 501 W. Broadway, Suite 800, San Diego, CA 92101.

Attendance at the Annual Meeting will be limited to shareholders of the Company.  Shareholders will be required to furnish proof of ownership of the Company’s Common Stock before being admitted to the meeting.  Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company’s Stock.  Directions to the meeting’s location accompany the Proxy Statement.

Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy at your earliest convenience.  This will ensure the presence of a quorum and your representation at the meeting; promptly signing, dating and returning the Proxy will save the Company the expense and extra work of additional solicitation.  Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

By order of the Board of Directors,

Date: October 7, 2008	/s/ Jennifer Karlovsky
Jennifer Karlovsky
Chief Executive Officer

Endeavor Uranium, Inc.

501 W. Broadway, Suite 800

San Diego, CA 92101

(619) 399-3090

Proxy Statement

Annual Meeting of Shareholders

To Be Held on November 15, 2008

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Endeavor Uranium, Inc. for the 2008 Annual Meeting (the “Annual Meeting”) of our stockholders to be held on November 15, 2008, and any adjournment or postponement of the Annual Meeting.  In this proxy statement, we refer to Endeavor Uranium, Inc., as “Endeavor,” the “Company,” “we,” or “us.”

We are holding our Annual Meeting at 501 W. Broadway, Suite 800, San Diego, CA 92101, on November 15, 2008, at 11 a.m. Pacific Time.  We intend to mail this proxy statement and accompanying proxy card to our stockholders starting on or about October 18, 2008.  Our annual report for the year ended December 31, 2007 is being sent to each stockholder of record along with this proxy statement.

ABOUT THE MEETING

At our Annual Meeting, our stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors.  In addition, our management will report on our performance during the 2007 year and respond to questions from stockholders.

VOTING INFORMATION

All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the holder’s directions specified on the proxy.  If no directions have been specified by marking the appropriate places on the accompanying proxy card, the shares will be voted in accordance with the Board’s recommendations which are:

1.

FOR election of Jennifer Karlovsky as Director of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly appointed and qualified.

2.

FOR the ratification of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years 2008 and 2009.

3.

FOR the amended and restated Articles of Incorporation, including changing the name of the Company to Endeavor Power Corp.

4.

FOR the amended and restated Bylaws.

A stockholder signing and returning the accompanying proxy has power to revoke it at any time prior to its exercise by delivering to the Company a later dated proxy or by giving notice to the Company in writing or at the meeting, but without affecting any vote previously taken.

Record Date

You may vote all shares that you owned as of October 10, 2008, which is the record date for the Annual Meeting.  The Company is authorized to issue up to 6,500,000,000 shares of its common stock, $0.0001 value per share (“Common Stock”), and there are 65,344,800 shares of Common Stock issued and outstanding.  The Company is authorized to issue up to 10,000,000 shares of preferred stock, $0.001 par value (the “Preferred Stock”), but there is no Preferred Stock issued and outstanding at this time.  Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting.

Ownership of Shares

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or vote in person at the Annual Meeting.  If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you.  As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

How to Vote

Your Vote Is Important.  We encourage you to vote promptly. You may vote in the following way:

By Mail: If you are a holder of record, you can vote by marking, dating, and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.  If you hold your shares in street name, please complete and mail the voting instruction card.

At The Annual Meeting: If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person.  If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the meeting.  If you sign and return your proxy card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Revocation Of Proxies: You can revoke your proxy at any time before your shares are voted if you: (1) send a written notice to our Secretary indicating that you want to revoke your proxy; or (2) deliver to our Secretary a duly executed proxy (or voting instructions if you hold your shares in street name) bearing a later date, which revokes all previous proxies; or (3) attend the meeting in person, give written notice of revocation to the secretary of the meeting prior to the voting of your proxy and vote your shares in person, although your attendance at the meeting will not by itself revoke your proxy.

Quorum and Required Vote

Quorum: We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy.

Vote Required for Proposals:

Directors are elected by a plurality of the shares of common stock that are present in person or represented by proxy, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

The ratification of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years 2008 and 2009 requires the affirmative vote of a majority of the voting power of the shares of common stock that are present in person or represented by proxy.

Amendment and restatement of the Company’s Articles of Incorporation in their entirety, including changing the name of the Company to Endeavor Power Corp., requires the affirmative vote of a majority of the voting power of the shares of common stock that are present in person or represented by proxy.

Amendment and restatement of the Company’s Bylaws in their entirety requires the affirmative vote of a majority of the voting power of the shares of common stock that are present in person or represented by proxy.

How We Count Votes: In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

In counting votes on the proposals:

•

We do not count abstentions or broker non-votes, if any, as votes cast for the election of directors, but we do count votes withheld for one or more nominees as votes cast.

•

Because directors are elected by a plurality, this means that the three nominees receiving the highest number of “FOR” votes will be elected.  Neither abstentions nor broker non-votes will have any effect in determining the outcome of the election of directors.

•

In tabulating whether the other proposals are ratified by a majority of votes of the Company’s outstanding shares, it should be noted that abstentions are counted in tabulations of the votes cast and thus have the same effect as a vote against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Dissenter's Rights

Under Nevada law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

Cumulative Voting

With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes.

Solicitation

The cost of solicitation will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may be solicited by the Company’s directors, officers and employees, without additional compensation, personally or by telephone, facsimile or telegram.  Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $5,000.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

AND THE CORPORATE GOVERNANCE OF THE COMPANY

Our business is managed by the Company’s Board of Directors.  Our Board members are informed of our business through discussions with management, materials provided to them, visits to the Company’s offices, and facilities, and their participation in Board and committee meetings.  During 2007, and to date in 2008, three scheduled meetings of the Board of Directors were held.  Directors who served during this time attended all of the meetings, or were not in attendance with notice and for cause.  Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and the committees.  The Board also took action by unanimous written consent over this same period on seven occasions.

The Board of Directors serves as the Compensation Committee (the “Compensation Committee”), the Audit Committee (the “Audit Committee”), and a Stock Option Plan Committee (the “Stock Option Committee”).  The Compensation Committee reviews and makes recommendations regarding annual compensation for Company officers, and the Audit Committee oversees the Company's financial reporting process on behalf of the Company's Board of Directors.  The Stock Option Committee reviews and affects the grant of options under the Company’s Stock Option Plan (the “Plan”) by execution of instruments in writing in a form approved by the Stock Option Committee.  Subject to the express terms and conditions of the Plan, the Stock Option Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or options and to make all other determinations necessary or advisable for the Plan's administration.

Corporate Governance Practices and Policies

Our Board of Directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the Securities and Exchange Commission (SEC), and other corporate governance recommendations.  Our Board addresses, among other things, the Board’s composition, qualifications and responsibilities, director education and stockholder communication with directors.

Our Board of Directors is in the process of adopting a Code of Ethics for its Financial Officers, which is applicable to our Chief Executive Officer, Chief Financial Officer, Corporate Controller and any other persons designated as financial officers.  Our Board of Directors is also developing a Code of Conduct, articulating standards of business and professional ethics, which is applicable to all of our directors, officers and employees.

Nominating Procedures

The Board will consider candidates for the Board of Directors from any reasonable source, including stockholder recommendations.  The Board will not evaluate candidates differently based on who has made the proposal.  The Board has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.  No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.  The Board will consider many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board of Directors and its committees and that the composition of the Board of Directors and each such committee satisfies applicable legal requirements.  Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily by the Board.

Stockholders who wish to suggest qualified candidates should write to the Board c/o SteadyLaw Group, LLP at 501 W. Broadway, Suite 800, San Diego, CA 92101 specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Board.  A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.

Stockholder Communications

The Board of Directors encourages stockholders to send communications to the Board or to individual members of the Board.  Such communications, whether by letter, e-mail or telephone, should be directed to the Chairman of the Company who will forward them to the intended recipients.  However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Chairman or his designee, may not be forwarded to the directors.

If a stockholder wishes to communicate to the Board about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Board in care of the Chairman at the Company’s headquarters address.  If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Chairman at the Company’s headquarters address.  If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of the Company’s Secretary.  The Company’s “whistleblower” policy prohibits the Company or any of its employees from retaliating or taking any adverse action against anyone for raising a concern.  If a shareholder or employee nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to the Chairman at the Company’s headquarters.

Independence

Non-management directors have access to individual members of management or to other employees of the Company on a confidential basis.  Directors also have access to Company records and files and directors may contact other directors without informing Company management of the purpose or even the fact of such contact.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth security ownership information as of the close of business on the Record Date, for individuals or entities in the following categories at the Company’s fiscal year end: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company’s Common stock, (ii) each director, (iii) each Named Executive Officer listed in the “Summary Compensation Table” as set forth herein, and (iv) all directors and executive officers as a group.  Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Aken Financial Services Ltd.	6,249,008	9.56%
Common Stock	Angel Investment Capital Inc.	6,500,000	9.94%
Common Stock	Kingdom Finance Group, Inc.	6,450,000	9.87%
Common Stock	Leongatha Management Inc.	9,725,000	14.88%
Common Stock	Mayan Minerals Ltd	4,275,000	6.54%
Common Stock	Regal Capital Developments Inc.	6,400,000	9.79%
Common Stock	Jennifer Karlovsky	0	0.00%

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC.  Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

Based solely upon a review of copies of the reports filed, the Company believes that all executive officers, directors and persons who own more than ten percent of the Company's Common Stock are in compliance with such regulations.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated:

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our Officers for all services rendered in all capacities to us for the fiscal periods indicated.

Name and Principal Position (a)	Year (b)	Salary ($)* (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total(1) ($) (j)
Jennifer Karlovsky, CEO, Treasurer, Secretary and Director	2008 2007 2006	3,000 0 0	0	0	0	0	0	0	0

Narrative Disclosure to Summary Compensation Table

The Company has agreed to pay to Ms. Karlovsky, the Company’s CEO, CFO, President, Treasurer and Secretary, a monthly salary of $1,000, in addition to bonuses at the discretion of the Board.

There are no other employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

There are no agreements or understandings for any executive officer to resign at the request of another person. None of our executive officers acts or will act on behalf of or at the direction of any other person.

Compensation of Directors

The table below summarizes all compensation awarded to, earned by, or paid to our Directors for all services rendered in all capacities to us for the fiscal periods indicated.

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)
Jennifer Karlovsky	0	0	0	0	0	0	0

Narrative to Director Compensation Table

Directors serve without compensation and there are no standard or other arrangements for their compensation. There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any Director that would result in payments to such person because of his or her resignation with the Company, or its subsidiaries, in the event of any change in control of the Company. There are no agreements or understandings for any Director to resign at the request of another person.  None of our Directors or executive officers acts or will act on behalf of or at the direction of any other person.

Grants of Plan-Based Awards in 2007

There were no option grants in 2007.

Outstanding Equity Awards at 2007 Fiscal Year-End

There were no option exercises or options outstanding in 2007.

Option Exercises and Stock Vested in Fiscal 2007

There were no option exercises or stock vested in 2007.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent accountants for the fiscal year ended June 30, 2007 was Moore & Associates, Chartered of Las Vegas, Nevada, who has served as the Company's independent accountants since 2007.  As set forth below in Proposal 2, the Company has appointed Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending June 30, 2008 and 2009.

Audit Fees

During the fiscal year ended December 31, 2007, the aggregate fees billed by Moore & Associates, Chartered, for services rendered for the audit of the Company’s annual financial statements was $6,750.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2009 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 30, 2009. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Mailing Instructions

Proposals should be delivered to Endeavor Uranium, Inc., c/o SteadyLaw Group, LLP, 501 W. Broadway, Suite 800, San Diego, CA 92101.  To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact our director either individually or as a group may do so by writing to Endeavor Uranium, Inc., c/o SteadyLaw Group, LLP, 501 W. Broadway, Suite 800, San Diego, CA 92101, specifying whether the communication is directed to the entire board or to a particular director.  Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that that such communications relate to matters that are within the scope of responsibilities of the board or a Committee.

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PROPOSAL 1.

ELECTION OF DIRECTORS

Nominees

The number of directors has been set as one (1), who will be elected at the Annual Meeting.  The elected directors will hold offices for a term of one (1) year or until their successors are elected (which should occur at the next Annual Meeting) and qualified, unless they die, resign or are removed from office prior to that time.  In the absence of specific instructions, executed proxies which do not indicate for whom votes should be cast will be voted “FOR” the election of the nominees named below as directors.  Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under Nevada law.  In the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxyholders will vote for such substitute nominee as the Board of Directors recommends or vote to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends.

Set forth below is information as to each nominee for director.

DIRECTORS WHO ARE NOMINEES FOR ELECTION

Name of Nominee	Age	Position (Proposed Term as Director)
Jennifer Karlovsky	32	Director – 1 Year

Jennifer Karlovsky – Since obtaining her liberal arts degree from Northern Illinois University in 2000, and until 2005, Ms Karlovsky served as an outside consultant to various privately held corporations where her responsibilities primarily included assisting companies with complex financial analysis and accounting matters. During such time, Ms. Karlovsky also participated in the review and analysis of all facets of contracting procedures, financial planning and seamless integration, of both eternal and external corporate operations. From 2006 to 2007, Ms. Karlovsky served as the vice president of operations for a privately held tax company.  Since 2007, Ms. Karlovsky has been engaged as a Financial Administrator overseeing the project accounting, contracting and revenue assurance for a privately held company in the health care services industry, where she has also had significant direct engagement with service providers on multi-million dollar projects.

VOTE REQUIRED

Directors are elected by a plurality of the votes cast by the shares of common stock represented at the meeting, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE NOMINEES AS SET FORTH ABOVE.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has appointed Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending December 31, 2008 and 2009.  Moore & Associates, Chartered has served as the Company's independent accountants since the Company’s inception.  Services provided to the Company in fiscal 2007 included examination of the Company’s financial annual statements.

Audit Fees

For the fiscal year ended 2007, the aggregate fees billed by Moore & Associates, Chartered for services rendered for the audits of the annual financial statements and the review of the financial statements included in the quarterly reports or services provided in connection with the statutory and regulatory filings or engagements for those fiscal years were $6,750.

Other Fees

For the fiscal year ended 2007, fees billed by Moore & Associates, Chartered , were an aggregate $0 for any audit-related services other than as set forth in paragraph (a) above.  Additionally, for the fiscal years ended 2007 and 2006, Moore & Associates, Chartered did not bill any fees for tax compliance services.  The auditors did not provide tax-planning advice for the fiscal years ended 2007 and 2006.

VOTE REQUIRED

The affirmative vote of holders of a majority of the shares of common and preferred stock represented at the meeting is required to ratify the appointment of the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH RATIFICATION

PROPOSAL 3.

AMENDED & RESTATED ARTICLES OF INCORPORATION

The Board of Directors has adopted resolutions declaring advisable and recommending that the Company’s stockholders approve Amended & Restated Articles of Incorporation, which includes a name change from “Endeavor Uranium, Inc.” to “Endeavor Power Corp.” If approved, the our Amended & Restated Articles of Incorporation and the authorization of the Board to designate our principal place of business will become effective after the Annual Meeting upon the filing of a certificate of amendment with the Secretary of State of the State of Nevada. The Company currently plans to file the Amended and Restated Articles of Incorporation as soon as reasonably practicable after receiving approval of the amendment from its stockholders.

The proposed Amended & Restated Articles of Incorporation are attached hereto as Exhibit 1.

Purpose and Rationale for the Proposed Amendment

Our existing Articles of Incorporation are inadequate for our current needs, and lack certain important provisions found in more sophisticated and modern articles of incorporation. There are several key substantive differences between our current articles and the Amended & Restated Articles. First, we will change our name from “Endeavor Uranium, Inc.” to “Endeavor Power Corp.”  Second, we propose to decrease the number of authorized Common Stock from 6,500,000,000 and to change the par value of such Common Stock from $0.0001 to $0.001, a change that will result in decreased fees associated with our Annual List filing with the Secretary of State of the State of Nevada.  Lastly, we are designating the number of directors, in accordance with the proposed Amended & Restated Bylaws, to be fixed at not less than one (1) and not more than 10, which is consistent with the current structure of the Board.

Moreover, the Amended & Restated Articles add provisions substantially similar to those presently contained in our bylaws regarding indemnification of our officers and directors and the advancement to them of any expenses incurred in connection with any proceeding brought against any of our officers and directors arising out of or related to their service in such capacities.

Purpose of the Name Change

Our Board of Directors has determined that it is in our best interests to adopt a name more readily identifiable with our current strategic focus. Consequently, the Board of Directors has recommended changing our name from “Endeavor Uranium, Inc.” to “Endeavor Power Corp.”

Effect of the Proposed Amendment

If approved by stockholders, our Amended & Restated Articles of Incorporation will not affect the validity or transferability of any existing stock certificates that bear the name “Endeavor Uranium, Inc.” If the proposed Amended & Restated Articles of Incorporation are approved, stockholders with certificated shares should continue to hold their existing stock certificates. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “Endeavor Power Corp.”

Currently Endeavor Uranium’s stock is quoted on the over-the-counter bulletin board under the symbol “EDVU.” If the proposed name change is approved, the stock will trade under a new symbol and a new CUSIP number will be assigned to the common stock following the name change.

Required Approvals

The affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding and entitled to vote as of the record date will be required to approve this proposal. Abstentions and broker “non-votes” will have the same effect as a vote against this proposal.

The Board recommends that you vote “FOR” the Amended & Restated Articles of Incorporation, and your proxy will be so voted unless you specify otherwise.

PROPOSAL 4.

AMENDED & RESTATED BYLAWS

The Board of Directors has adopted resolutions declaring advisable and recommending that the Company’s stockholders approve the Amended & Restated Bylaws.  If approved, the our Amended & Restated Bylaws will become effective after the Annual Meeting, without any filing with the Secretary of State of the State of Nevada.

The proposed Amended & Restated Bylaws are attached hereto as Exhibit 2.

Purpose and Rationale for the Proposed Amendment

Our existing Bylaws are inadequate for our current needs, and lack certain important provisions found in more sophisticated and modern bylaws. There are several key substantive differences between our current bylaws and the proposed Amended & Restated Bylaws. First, the Amended & Restated Bylaws will reflect our proposed name change from “Endeavor Uranium, Inc.” to “Endeavor Power Corp.”  Second, we are designating the number of directors, consistent with our proposed Amended & Restated Articles of Incorporation, to be fixed at not less than one (1) and not more than nine (9), which is consistent with the current structure of the Board.  Lastly, the Amended & Restated Bylaws included added provisions regarding indemnification of our officers and directors and the advancement to them of any expenses incurred in connection with any proceeding brought against any of our officers and directors arising out of or related to their service in such capacities.

Required Approvals

The affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding and entitled to vote as of the record date will be required to approve this proposal. Abstentions and broker “non-votes” will have the same effect as a vote against this proposal.

The Board recommends that you vote “FOR” the Amended & Restated Bylaws, and your proxy will be so voted unless you specify otherwise.

OTHER BUSINESS

The Company knows of no other matters to be submitted at this meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

By order of the Board of Directors,

Date: October 7, 2008	/s/ Jennifer Karlovsky
Jennifer Karlovsky
Chief Executive Officer

AMENDED & RESTATED

ARTICLES OF INCORPORATION

OF

ENDEAVOR POWER CORP.,

(A Nevada Corporation)

ARTICLE 1.

Company Name

1.1

The name of this corporation is Endeavor Power Corp.

ARTICLE 2.

Duration

2.1

The corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE 3.

Principal Office

3.1

The name and address of its Resident Agent is Troy A Wallin, 10161 Park Run Drive, Suite 150, Las Vegas, Nevada, 89145, (480) 240-4150.

ARTICLE 4.

Purpose

4.1

The purpose for which the corporation is organized is to engage in any lawful activity within or outside the State of Nevada.

4.2

The corporation may also maintain offices at such other places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE 5.

Board of Directors

5.1

Number. The board of directors of the Corporation shall consist of such number of persons, not less than one and not to exceed 10, as shall be determined in accordance with the bylaws from time to time.

5.2 The number, name and address of the first Board of Directors is as follows:

Jennifer Karlovsky 10161 Park Run Drive, Suite 150 Las Vegas, NV 89145

ARTICLE 6.

Capital Stock

6.1

Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is two hundred ten million (260,000,000) shares, consisting of (a) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock") and (b) ten million (10,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock"), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to the, and restrictions imposed upon the, shares of each class are as set forth in this Article 6.

6.2

Common Stock. Each share of Common Stock shall have, for all purposes one (1) vote per share. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

6.3

Preferred Stock. The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a) may have such voting powers, full or limited, or may be without voting powers;

(b) may be subject to redemption at such time or times and at such prices as determine by the Board of Directors;

(c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

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(h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

ARTICLE 7.

No Further Assessments

7.1

The capital stock, after the amount of the subscription price determine by the board of directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 7.

ARTICLE 8.

No Preemptive Rights

8.1

Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE 9.

No Cumulative Voting

9.1

There shall be no cumulative voting of shares.

ARTICLE 10.

Election Not to be Governed By Provisions of NRS 78.411 to 78.444.

10.1

The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.411, inclusive.

ARTICLE 11.

Indemnification of Officers and Directors

11.1

The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

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11.2

Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

11.3

Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

11.4

The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

11.5

No director, officer or shareholder shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

(a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

IN WITNESS WHEREOF, we have hereunto set my hand this 8th day of October, 2008, hereby declaring and certifying that the facts stated hereinabove are true.

/s/ Jennifer Karlovsky

Jennifer Karlovsky

President

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RESTATED BYLAWS

OF

ENDEAVOR POWER CORP.

ARTICLE I

OFFICES

SECTION 1.1

PRINCIPLE OFFICE. The principal office and place of business of ENDEAVOR POWER CORP., a Nevada corporation (the “Corporation”), shall be located at 10161 Park Run Drive, Suite 150, Las Vegas, Nevada 89145.

SECTION 1.2

OTHER OFFICES. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

SECTION 2.1

ANNUAL MEETINGS. Annual meetings of the stockholders shall be held each year on a date and time designated by the Board of Directors. In the absence of such designation, the annual meeting shall be held on the second Tuesday of April each year at 10:00 a.m. At the annual meeting, the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

SECTION 2.2

SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the Chairman of the Board of Directors, by the President or the Secretary by resolution of the Board of Directors or at the request in writing of one or more stockholders owning shares in the aggregate entitled to cast at least a majority of the votes at the meeting. Such request shall state the purpose of the proposed meeting and shall be personally delivered or sent by registered mail or by telegraph or other facsimile transmission to the Chairman of the Board of Directors, the President or the Secretary of the Corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Section 2.4 of this Article II. If notice is not given within sixty (60) days of the request, the person or persons requesting the meeting may, subject to any applicable federal or state law including but not limited to federal securities laws, give the notice. Nothing contained in this Section 2.2 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

SECTION 2.3

PLACE OF MEETING. All annual meetings of the stockholders shall be held at the principal office of the Corporation or at such other place within or without the State of Nevada as the directors shall determine. Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

SECTION 2.4

NOTICES. Notices of meetings shall be in writing and signed by the President or a Vice President or the Secretary or an Assistant Secretary or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time and the place, which may be within or without the State of Nevada, where it is to be held. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election. A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

SECTION 2.5

AFFIDAVIT OF MAILING. An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting may be executed by the Secretary, Assistant Secretary, or any Transfer Agent of the Corporation giving the notice, and shall be filed and maintained in the minute book of the Corporation.

SECTION 2.6

QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders or if the voting power necessary to approve a matter for which the meeting has been noticed has not voted in favor of such matter, the stockholders entitled to vote thereat, present in person or represented by proxy, the Chairman of the Board of Directors, or a majority of the Board of Directors shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented or until the voting power necessary to approve the matter for which the meeting has been noticed has been voted in favor of such matter.

SECTION 2.7

ADJOURNMENT. When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice may not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 2.4 of this Article II. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 2.8

VOTING. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question. Each common stockholder of record of the Corporation shall be entitled at each meeting of stockholders to one (1) vote for each share of common stock standing in his, her or its name on the books of the Corporation. Upon the demand of any common stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot.

SECTION 2.9

PROXIES; INSPECTORS OF ELECTION. At any meeting of the stockholders any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one (1) shall be present, then that one (1) shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting when required by the inspectors of election. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by three (3) inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

The inspectors of election shall:

(a)

Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)

Receive votes, ballots, or consents;

(c)

Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)

Count and tabulate all votes or consents;

(e)

Determine when the polls shall close;

(f)

Determine the results; and

(g)

Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

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SECTION 2.10

ACTION BY WRITTEN CONSENT. Any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

SECTION 2.11

WAIVER OF NOTICE. The transaction of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice of consent need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting, but not so included, if that objection is expressly made at the meeting.

ARTICLE III

DIRECTORS

SECTION 3.1

GENERAL POWERS. The business of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things not otherwise required by statute, by the Articles of Incorporation or by these Bylaws to be exercised or addressed by the common stockholders.

SECTION 3.2

NUMBER. The number of directors may from time to time be increased or decreased by action of the Board of Directors to not less than one (1) nor more than nine (9).

SECTION 3.3

TENURE AND QUALIFICATION. Each Director shall hold office until the next annual meeting of stockholders and until his/her successor shall have been duly elected and qualified. Directors need not be residents of the State of Nevada or stockholders of the Corporation.

SECTION 3.4

VACANCIES. Vacancies in the Board of Directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. The holders of two-thirds (2/3) of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously and the vacancies on the Board of Directors resulting therefrom shall be filled only by the stockholders.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the Board of Directors by resolution declares vacant the office of director who has been declared of unsound mind by an order of the court or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting. The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board of Directors or the stockholders shall have power to elect a successor to take office when the resignation is to become effective. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

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ARTICLE IV

MEETINGS OF THE BOARD OF DIRECTORS

SECTION 4.1

REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at any place within or without the State of Nevada, which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. In the absence of such designation regular meetings shall be held at the principal office of the Corporation. Special meetings of the Board of Directors may be held either at a place so designated or at the principal office. Any meeting, regular or special, may be held by conference telephone network or similar communications method by which all persons participating in the meeting can hear each other. Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

SECTION 4.2

INITIAL MEETING. The first meeting of each newly elected Board of Directors shall be held at any place within or without the State of Nevada, which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as herein provided for special meetings of the Board of Directors.

SECTION 4.3

SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman, the President or by any director. Written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery as above provided shall be deemed due, legal and personal notice to such director.

SECTION 4.4

ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned and unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in Section 4.3, to the directors who were not present at the time of the adjournment.

SECTION 4.5

VALIDITY OF TRANSACTIONS. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 4.6

QUORUM. A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board of Directors shall be as valid and effective in all respects as if passed by the Board of Directors in regular meeting. A quorum of the Board of Directors may adjourn any Board of Directors’ meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any Board of Directors meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

SECTION 4.7

WRITTEN CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

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SECTION 4.8

COMPENSATION. The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

ARTICLE V

COMMITTEES OF DIRECTORS

SECTION 5.1

COMMITTEES. The Board of Directors may, by resolution adopted by a majority of the whole Board of Directors, designate one (1) or more committees of the Board of Directors, each committee to consist of one (1) or more of the directors of the Corporation which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

SECTION 5.2

MINUTES. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

SECTION 5.3

MEETING AUTHORITY. Meetings and actions of the committee shall be governed by, and held and taken in accordance with, the provisions of Article IV of these Bylaws, Section 4.1 (Regular Meetings), Section 4.2 (Initial Meeting), Section 4.3 (Special Meetings), Section 4.4 (Adjournment), Section 4.6 (Quorum), Section 4.7 (Written Consent) and Section 6.2 (Consents), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee. Special meetings of committees may also be called by resolution of the Board of Directors. Notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE VI

NOTICES

SECTION 6.1

NOTICES. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram or other form of written communication as provided for in these Bylaws.

SECTION 6.2

CONSENTS. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting. Such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

SECTION 6.3

VALID NOTICE. Whenever any notice whatever is required to be given under the provisions of the Nevada Revised Statutes (the “NRS”), the Articles of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

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ARTICLE VII

OFFICERS

SECTION 7.1

REQUIRED OFFICERS. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary, a Treasurer and such other officers as shall be approved by the Board of Directors. Any person may hold two (2) or more offices.

SECTION 7.2

OFFICERS’ COMPENSATION. The salaries and compensation of all officers of the Corporation shall be fixed by the Board of Directors.

SECTION 7.3

REMOVAL OF OFFICERS. The officers of the Corporation shall hold office at the pleasure of the Board of Directors. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors. Any officer may resign at any time by giving written notice to the Corporation.

SECTION 7.4

PRESIDENT. The President shall, subject to the control of the Board of Directors, actively manage the business of the Corporation.

SECTION 7.5

SECRETARY. The Secretary shall act under the direction of the President. Subject to the direction of the President he shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. He shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

SECTION 7.6

TREASURER. The Treasurer shall act under the direction of the President. Subject to the direction of the President, he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

ARTICLE VIII

CERTIFICATES OF STOCK

SECTION 8.1

CERTIFICATION. The Board of Directors of the Corporation may authorize the issuance of uncertificated shares pursuant to NRS 78.235(4). Absent such authorization by the Board of Directors of the Corporation, every stockholder shall be entitled to have a certificate signed by the President and the Secretary of the Corporation, certifying the number of shares owned by him, her or it in the Corporation. If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the designations, preferences and relative participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such stock.

SECTION 8.2

REPLACED CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

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SECTION 8.3

CERTIFICATE SURRENDER. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, if it is satisfied that all provisions of the laws and regulations applicable to the Corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 8.4

DIVIDENDS. The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to receive payment of any such dividend, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as above.

SECTION 8.5

CORPORATE REGISTRAR. The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and dividends, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

ARTICLE IX

RECORDS AND REPORTS

SECTION 9.1

STOCK LEDGER. The Corporation shall either maintain at its principal office a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder, or in lieu thereof maintain at its principal office a statement setting out the name of the custodian of the stock ledger.

SECTION 9.2

ACCOUNTING BOOKS AND RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors. The minutes, accounting books, and the records shall be kept either in written form or in any other form capable of being converted into written form. Subject to the applicable provisions of the NRS, the minutes and accounting books and records shall be open to inspection by the stockholders.

SECTION 9.3

INSPECTION. Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind, and the physical properties of the Corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts of documents.

ARTICLE X

GENERAL PROVISIONS

SECTION 10.1

DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Articles of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends or for repairing or maintaining any property of the Corporation or for such other purpose as the directors shall deem conducive to the interests of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

SECTION 10.2

CHECKS OR DEMANDS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

SECTION 10.3

FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year, unless otherwise fixed by a resolution of the Board of Directors of the Corporation.

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SECTION 10.4

SEAL. The Corporation may adopt a corporate seal and have inscribed thereon the name of the Corporation and the words “Corporate Seal” and “Nevada.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

SECTION 10.5

ELECTRONIC SIGNATURE. Any action taken by the Board of Directors, the stockholders of the Corporation or the individual directors, officers, employees or other agents of the Corporation, which requires a written signature, shall be deemed valid and binding if made by means of electronic signature. For purposes of these Bylaws, “electronic signature” means any electronic sound, symbol or process attached to or logically associated with a record and executed and adopted by a person with the intent to sign such record, including facsimile or email electronic signatures.

SECTION 10.6

AUTHORITY. The Chairman of the Board of Directors, the President or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority granted to these officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by the Chairman or the President.

SECTION 10.7

GOVERNING LAW. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these Bylaws. Without limiting the generality of these provisions, the singular number includes the plural, the plural number includes the singular, the masculine and feminine genders are intended to be used interchangeably and the term “person” includes both the Corporation and a natural person.

ARTICLE XI

AMENDMENTS

SECTION 11.1

AMENDMENT BY STOCKHOLDERS. These Bylaws may be amended by a two-thirds (2/3) vote of all the stock issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

SECTION 11.2

AMENDMENT BY BOARD OF DIRECTORS. The Board of Directors, by a majority vote of the entire Board of Directors at any meeting, may amend these Bylaws, including bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of these Bylaws, which shall not be amended by the Board of Directors.

ARTICLE XII

INDEMNIFICATION

SECTION 12.1

INDEMNIFICATION. Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada, as they may be amended from time to time, against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith.

The expenses of a director or officer, incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer, to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. Such right of indemnification shall be a contract right, which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors or officers may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article XII.

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Without limiting the application of the foregoing, the Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all time the fullest indemnification permitted under the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer, employee of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

APPROVED AND ADOPTED this 8th day of October, 2008.

/s/ Jennifer Karlovsky

By:

Jennifer Karlovsky

Its:

Secretary

[Remainder of this Page Intentionally Left Blank]

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INCUMBENCY CERTIFICATE

I hereby certify that JENNIFER KARLOVSKY is the Secretary of ENDEAVOR POWER CORP., a Nevada corporation, and that the foregoing Bylaws, consisting of eleven (11) pages, constitute the Bylaws of ENDEAVOR POWER CORP., as duly adopted by resolution of the Board of Directors of ENDEAVOR POWER CORP., dated the 8th day of October, 2008.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 8th day of October, 2008.

/s/ Jennifer Karlovsky

By:

Jennifer Karlovsky

Its:

Secretary

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ENDEAVOR URANIUM, INC.
ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 15, 2008

BALLOT

PLEASE MARK BOX (FILL IN COMPLETELY OR "X") IN BLUE OR BLACK INK.

The Directors recommend a vote FOR Proposals 1, 2, and 3.

1.

Election of one (1) Director for a term of one (1) year.  The election of Jennifer Karlovsky as Director of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly appointed and qualified.

FOR all nominees (except as	WITHHOLD AUTHORITY
marked to the contrary above) ☐	to vote for all nominees ☐

If withholding authority for a specific nominee please cross a line through said director’s name above.

2.

The ratification of the appointment of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending 2008 and 2009.

FOR    ☐                 AGAINST    ☐                 ABSTAIN    ☐

3.

Approval of the Amended & Restated Articles of Incorporation of the Company in their entirety, which change the name of the Company to Endeavor Power, Inc.

FOR    ☐                 AGAINST    ☐                 ABSTAIN    ☐

4.

Approval of the Amended & Restated Bylaws of the Company in their entirety.

FOR    ☐                 AGAINST    ☐                 ABSTAIN    ☐

Dated:
Number of Shares Represented by this Proxy:

Signatures	Signatures

Name of Shareholder	Name of Shareholder

Endeavor Uranium, Inc.

501 W. Broadway, San Diego, CA 92101

(619) 399-3090

PROXY
Annual Meeting of Shareholders
November 15, 2008

The undersigned hereby appoints the Board of Directors, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote ALL of the shares of the common stock in Endeavor Uranium, Inc., standing in the name of the undersigned at the ANNUAL MEETING OF SHAREHOLDERS to be held November 15, 2008, and upon such other matters as may properly come before the meeting.  Any prior proxy or voting instructions are hereby revoked.

The Directors recommend a vote FOR Proposals 1, 2, and 3.

1.

Election of one (1) Director for a term of one (1) year.  The election of Jennifer Karlovsky as Director of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly appointed and qualified.

FOR all nominees (except as	WITHHOLD AUTHORITY
marked to the contrary above) ☐	to vote for all nominees ☐

If withholding authority for a specific nominee please cross a line through said director’s name above.

2.

The ratification of the appointment of the appointment of Moore & Associates, Chartered as the Company's independent accountants for the fiscal years ending 2008 and 2009.

FOR    ☐                 AGAINST    ☐                 ABSTAIN    ☐

3.

Approval of the Amended & Restated Articles of Incorporation the Company in their entirety, which change the name of the Company to Endeavor Power Corp.

FOR    ☐                 AGAINST    ☐                 ABSTAIN    ☐

4.

Approval of the Amended & Restated Bylaws of the Company in their entirety.

FOR    ☐                 AGAINST    ☐                 ABSTAIN    ☐

PROXY/VOTING INSTRUCTIONS

Annual Meeting of Shareholders – November 15, 2008.

The shares represented by this proxy will be voted as directed by the Shareholder. If no specification is made, the shares will be voted FOR ALL proposals.   When signing as attorney, executor, administrator, trustee or guardian, give full title as such, and when stock has been issued in the names of two or more persons, all should sign unless evidence of authority to sign on behalf of the others is attached.

Dated:
Number of Shares Represented by this Proxy:

Signatures	Signatures

Name of Shareholder	Name of Shareholder

PLEASE RETURN ALL PROXIES TO:	Endeavor Uranium, Inc.
501 W. Broadway
San Diego, CA 92101

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